UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 11, 2026

INNOVATE CORP.®

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave, 12th Fl
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 11, 2026. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:	Election of Directors

The stockholders voted to elect the following four nominees as members of the Board of Directors of the Company, each to hold office until the Company’s 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified. The results of the vote were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Avram A. Glazer	8,983,029	374,259	7,008	—
Warren H. Gfeller	8,951,178	404,999	8,119	—
Brian S. Goldstein	9,036,379	315,691	12,226	—
Amy M. Wilkinson	9,041,451	314,727	8,118	—

Proposal 2:	Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers (“Say on Pay Vote”)

The stockholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
8,989,176	256,597	118,523	—

Proposal 3:	Approval of Amendment to Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available for issuance thereunder (“Second A&R 2014 Plan Proposal”)

The stockholders voted to approve an amendment to the Company’s Second Amended and Restated 2014 Omnibus Equity Award Plan to increase the number of shares of Common Stock available for issuance thereunder. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
9,060,801	270,953	32,542	—

Proposal 4:	Ratification of the appointment of BDO USA, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Accounting Firm Proposal”)

The stockholders voted to ratify the appointment of BDO USA, P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
11,509,455	332,271	9,337	0

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2026

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer